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                                                                   EXHIBIT 10.72


                    [COMERICA LOGO] SUBORDINATION AGREEMENT
                          (All Indebtedness and Liens)

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JPE, Inc., a Michigan corporation ("Borrower") is indebted to the undersigned
("Creditor") in the principal sum of up to Eighteen Million Dollars ($18,000,000) evidenced by [ ] AN OPEN ACCOUNT [X] PROMISSORY NOTES [ ] OTHER (DESCRIBE)_____________________________ which indebtedness is [ ]
UNSECURED [X] SECURED by a lien on the assets of the Borrower, and Creditor is or may become financially interested in Borrower and desires to aid Borrower in obtaining or having continued financial accommodations, whether by way of loan, commitment to loan, discounting of instruments, extensions of credit or the obtaining of any other financial aid from Comerica Bank ("Bank").

In order to induce the Bank to extend or to continue to extend financial accommodations to Borrower from time to time, whether by way of a loan, commitment to loan, discounting of instruments, extension of credit or otherwise and in consideration of any of these financial accommodations, Creditor agrees as follows:

1. Subject to the provisions of paragraph 20, any and all obligations and liabilities of Borrower to Creditor, including, without limit, principal and interest payments, whether direct or indirect, absolute or contingent, joint or several, secured or unsecured, due or to become due, now existing or later arising and whatever the amount and however evidenced (the "Subordinated Indebtedness"), are subordinated in right of payment to any and all obligations and liabilities of Borrower to the Bank, including, without limit, principal and interest payments, whether direct or indirect, absolute or contingent, joint or several, secured or unsecured, due or to become due, now existing or later arising and however evidenced, together with all other sums due thereon and all costs of collecting the same (including, without limit, reasonable attorney fees) for which Borrower is liable (the "Senior Indebtedness").

2. Subject to the provisions of paragraph 20, Creditor will not ask for, demand, sue for, take or receive (by way of voluntary payment, acceleration, set-off or counterclaim, foreclosure or other realization on security, dividends in bankruptcy or otherwise), or offer to make any discharge or release of, any of the Subordinated Indebtedness, and Creditor waives any such rights with respect to the Subordinated Indebtedness nor shall Creditor exercise any rights of subrogation or other similar rights with respect to the Senior Indebtedness.

3. Creditor will not exercise any of Creditor's rights in any collateral now or later securing the Subordinated Indebtedness. All rights of Creditor in any collateral now or later securing the Subordinated Indebtedness are subordinated to all rights of the Bank now or later existing in any of the same collateral securing the Senior Indebtedness. Creditor waives all rights to require the Bank to marshall the collateral for the Senior Indebtedness or any other property the Bank may at any time have as security for the Senior Indebtedness and waives all right to require the Bank to first proceed against any guarantor or other person before proceeding against such collateral. Creditor shall not contest the validity, priority or perfection of the Bank's security interest in any collateral in which the Creditor may also have an interest. The priorities of the Bank and the Creditor in such collateral shall be in accordance with this Agreement, regardless of whether the Bank's security interest or lien in such collateral is valid or perfected. The Bank may take action to foreclose or otherwise realize upon, or protect their interest in, the collateral, in accordance with their agreements with the Borrower, at any time, without the consent of Creditor, and Creditor agrees not to interfere in a manner which would defeat the purpose of this Agreement in connection therewith. So long as any part of the Senior Indebtedness is outstanding, if the Bank has agreed to release its security interest in any of the collateral in connection with the realization of any of its rights with respect to such collateral, the Bank is hereby authorized as Creditor's attorney in fact to execute releases and discharges of Creditor's liens and security interests in such collateral provided that the Bank is releasing or discharging the Bank's security interest in such collateral as part of the same transaction and provided that the Bank gives Creditor ten days prior written notice of such release during which such ten day period Creditor does not sign and deliver to the Bank any such releases and discharges. The subordination and postponement in priority, operation and effect of the security interests of the Creditor shall have the same force and effect as though the security interests of the Bank had attached and were perfected by filing or otherwise prior to the time the security interests of the Creditor attached and/or were perfected. Creditor agrees that its liens and security interests in the Collateral shall secure only the Creditor loan and no other obligations or liabilities of Borrower to Creditor.



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4.   Creditor authorizes and empowers the Bank to demand, enforce payment by legal proceedings, receive and give acquittances for the Subordinated Indebtedness and to exercise all rights of Creditor in any security (other than a deed of trust, mortgage or security interest covering real property or a principal dwelling) now or later held for the Subordinated Indebtedness. As collateral for the Senior Indebtedness, Creditor hereby pledges, assigns and grants to Bank a security interest in the Subordinated Indebtedness, any collateral or other security (other than a deed of trust, mortgage or security interest covering real property or a principal dwelling) for the Subordinated Indebtedness, and all claims or demands of Creditor in connection therewith, with full right on the part of the Bank, in its own name or in the name of Creditor, to collect and enforce these claims or demands, by suit, proof of debt in bankruptcy, or in any other proceeding involving dissolution, insolvency, liquidation or an adjustment of the indebtedness of Borrower. The Bank has no obligation to the Creditor to take any steps with regard to these claims or demands, the Subordinated Indebtedness, or any collateral or other security for the Subordinated Indebtedness.

5. Subject to the provisions of paragraph 20, should any payment, distribution or security or proceeds from these be received by Creditor upon or with respect to the Subordinated Indebtedness prior to the satisfaction in full of the Senior Indebtedness, Creditor shall immediately deliver same to the Bank in the form received (except for endorsement or assignment by Creditor where required by the Bank), for application on the Senior Indebtedness (whether or not then due and in such order of maturity as Bank elects) and, until so delivered, the same shall be held in trust by Creditor as the property of the Bank.

6. Creditor represents and warrants that it has not made or permitted to be made and shall not make or permit any assignment, transfer, pledge, or disposition for collateral purposes or otherwise, of all or any part of the Subordinated Indebtedness or any collateral or other security for the Subordinated Indebtedness so long as this Agreement remains in effect. Creditor shall, on the date of this Agreement or promptly upon receipt if not yet delivered to Creditor, deliver to the Bank, endorsed if required by the Bank, all notes and other instruments evidencing any Subordinated Indebtedness. Creditor agrees to execute all financing statements deemed necessary by the Bank to perfect the Bank's rights and interests under this Agreement. The Bank is to have all the rights and remedies of a secured creditor under the Michigan Uniform Commercial Code, as amended from time to time, with respect to such interests. Creditor further makes, constitutes and appoints Bank its true and lawful attorney-in-fact with full power of substitution to take any action in furtherance of this Agreement, including, but not limited to, the signing of financing statements, endorsing of instruments, and the execution and delivery of all documents and agreements necessary to obtain or accomplish any protection for or collection or disposition of any part of any collateral. Such appointment shall be deemed irrevocable and coupled with an interest.

7. This Agreement constitutes a continuing agreement of subordination, even though at times Borrower is not indebted to the Bank. The Bank may continue, in reliance on this Agreement, without notice to Creditor, to lend monies, extend credit, modify, renew or make other financial accommodations, to or for the account of Borrower until the fifth (5th) day ("effective date") following written acknowledgment by an officer of the Bank that the Bank received written notice of revocation of this Agreement from Creditor. Any such notice of revocation shall not be effective as to any Senior Indebtedness existing at the effective date of revocation or any Senior Indebtedness created after that pursuant to any commitment or agreement of the Bank or pursuant to any Borrower loan (whether advances or readvances by the Bank after the effective date of revocation are optional or obligatory) existing at the effective date of revocation or any modifications or renewals of any such Senior Indebtedness, whether in whole or in part. Possession by the Bank of any note or other evidence of indebtedness made, endorsed or guaranteed by Borrower shall be conclusive evidence (but not the only means of establishing) that Borrower is indebted to the Bank.

8. Creditor shall indemnify the Bank against all claims, damages, costs, and expenses, including, without limit, reasonable attorneys' fees, incurred by the Bank in connection with any suit, claim or action against the Bank arising out of any modification or termination of a Borrower loan or any refusal by the Bank to extend additional credit relating to the revocation of this Agreement.

9. Creditor delivers this Agreement based solely on Creditor's independent investigation of (or decision not to investigate) the financial condition of Borrower and is not relying on any information furnished by the Bank. Creditor assumes full responsibility for obtaining any further information concerning Borrower's financial




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     condition, the status of the Senior Indebtedness or any other matter which
     Creditor may deem necessary or appropriate now or later. Creditor waives any duty on the part of the Bank, and agrees that Creditor is not relying upon nor expecting the Bank to disclose to Creditor any fact now or later known by the Bank, whether relating to the operations or condition of Borrower, the existence, liabilities or financial condition of any guarantor of the Senior Indebtedness, the occurrence of any default with respect to the Senior Indebtedness, or otherwise, notwithstanding any effect such fact may have upon Creditor's risk or Creditor's rights against Borrower. Creditor knowingly accepts the full range of risk encompassed in this Agreement, which risk includes, without limit, the possibility that Borrower may incur Senior Indebtedness to the Bank after the financial condition of Borrower, or its ability to pay Borrower's debts as they mature, has deteriorated. Creditor acknowledges and agrees that the Bank's rights under this Agreement are not conditioned upon pursuit by the Bank of any remedy the Bank may have against Borrower or any other person or any other security. The absence of Borrower's signature at the end of this Agreement shall in no way impair or affect the validity of this Agreement.

10. The Bank, in its sole discretion, without notice to Creditor, may release, exchange, enforce and otherwise deal with any security now or later held by the Bank for payment of the Senior Indebtedness or release any party now or later liable for payment of the Senior Indebtedness without affecting in any manner the Bank's rights under this Agreement. Creditor acknowledges and agrees that the Bank has no obligation to acquire or perfect any lien on or security interest in any asset(s), whether realty or personalty, to secure payment of the Senior Indebtedness, and Creditor is not relying upon assets in which the Bank has or may have a lien or security interest for payment of the Senior Indebtedness.

11. Notwithstanding any prior revocation, termination, surrender, or discharge of this Agreement in whole or in part, the effectiveness of this Agreement shall automatically continue or be reinstated in the event that any payment received or credit given by the Bank in respect of the Senior Indebtedness is returned, disgorged, or rescinded under any applicable state or federal law, including, without limitation, laws pertaining to bankruptcy or insolvency, in which case this Agreement, shall be enforceable against the Creditor as if the returned, disgorged, or rescinded payment or credit had not been received or given by the Bank, and whether or not the Bank relied upon this payment or credit or changed its position as a consequence of it. In the event of continuation or reinstatement of this Agreement, the Creditor agrees upon demand by the Bank to execute and deliver to the Bank those documents which the Bank determines are appropriate to further evidence (in the public records or otherwise) this continuation or reinstatement, although the failure of the Creditor to do so shall not affect in any way the reinstatement or continuation.

12. Creditor waives any right to require the Bank to: (a) proceed against any person or property; (b) give notice of the terms, time and place of any public or private sale of personal property security held from Borrower or any other person, or otherwise comply with the provisions of Section 9-504 of the Michigan or other applicable Uniform Commercial Code; or (c) pursue any other remedy in the Bank's power. Creditor waives notice of acceptance of this Agreement and presentment, demand, protest, notice of protest, dishonor, notice of dishonor, notice of default, notice of intent to accelerate or demand payment of any Senior Indebtedness, any and all other notices to which the undersigned might otherwise be entitled, and diligence in collecting any Senior Indebtedness, and agrees that the Bank may, once or any number of times, modify the terms of any Senior Indebtedness, compromise, extend, increase, accelerate, renew or forbear to enforce payment of any or all Senior Indebtedness, or permit the Borrower to incur additional Senior Indebtedness, all without notice to Creditor and without affecting in any manner the unconditional obligations of Creditor under this Agreement.

13. Creditor acknowledges that the Bank has the right to sell, assign, transfer, negotiate or grant participations or any interest in, any or all of the Senior Indebtedness and any related obligations, including without limit this Agreement. In connection with the above, but without limiting its ability to make other disclosures to the full extent allowable, the Bank may disclose all documents and information which the Bank now or later has or acquires relating to Creditor and this Agreement, however obtained. Creditor further agrees that the Bank may disclose such documents and information to Borrower. Creditor further agrees that the Bank may provide information relating to this Agreement or relating to Creditor to the Bank's parent, affiliates, subsidiaries and service providers.

14. No waiver or modification of any of its rights under this Agreement shall be effective unless the waiver or modification shall be in writing and signed by an authorized officer on behalf of the Bank. Each waiver or modification shall be a waiver or modification only with respect to the specific matter to which the waiver or



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     modification relates and shall in no way impair the rights of the Bank or the obligations of Creditor to the Bank in any other respect.

15. This Agreement shall bind and be for the benefit of Creditor and the Bank and their respective successors and assigns, and shall be construed according to the laws of the State of Michigan, without regard to conflict of laws principles. If this Agreement is executed by two or more persons, it shall bind each of them individually as well as jointly.

16. The term "Borrower", as used in this Agreement, includes any person, corporation, partnership or other entity which succeeds to the interests or business of Borrower named above, and the terms "Senior Indebtedness" and "Subordinated Indebtedness" include indebtedness of any successor Borrower to the Bank and Creditor.

17. Creditor agrees to reimburse the Bank upon demand for any and all costs and expenses (including, without limit, court costs, legal fees, and reasonable attorney fees whether inside or outside counsel is used, whether or not suit is instituted and, if instituted, whether at the trial or appellate level, in a bankruptcy, probate or administrative proceeding, or otherwise) incurred in enforcing any of the duties and obligations of Creditor under this Agreement.

18. Creditor waives any defense against the enforceability of this Agreement based upon or arising by reason of the application by Borrower of the proceeds of any Indebtedness for purposes other than the purposes represented by Borrower to the Bank or intended or understood by the Bank or Creditor. Creditor waives all right to require the Bank to first proceed against any guarantor or other person before proceeding against the Collateral.

19. The relative priorities of the Bank and Creditor in the Collateral as set forth in this Agreement control irrespective of the time, method or order of attachment or perfection of the liens and security interests acquired by the parties in the Collateral and irrespective of the priorities as would otherwise be determined by reference to the Uniform Commercial Code or other applicable laws. Creditor shall not contest the validity, priority or perfection of the Bank's security interest in the Collateral (regardless of whether the Bank's security interest in the Collateral is valid or perfected). The priorities of any liens or security interests of the parties in any property of the Borrower other than the Collateral are not affected by this Agreement and shall be determined by reference to applicable law. The Bank's rights under this Agreement are in addition to, and not in substitution of, its rights under any other subordination agreement with Creditor.

20. Special Provisions: Notwithstanding anything to the contrary in this Agreement, Creditor may ask for, demand, sue for, take or receive from Borrower (a) regularly scheduled monthly payments of interest (but not prepayments, whether voluntary or by acceleration or otherwise) which may come due under the above-described promissory note ("Note"); and (b) payments of principal and interest with respect to the $3,000,000 short term line of credit by Creditor in favor of Borrower, provided, however, that Creditor may not ask for, demand, sue for, take or receive from Borrower or any other person any such payments after Creditor is given written notice by the Bank that a Default or Event of Default exists or has occurred under any note(s), guaranty(ies), and/or agreement(s) between the Bank and the Borrower or that any loan(s) between Borrower and Bank has
     (have) been called. All such payments due Creditor with respect to the Subordinated Indebtedness must be suspended until such time (if ever) as Creditor receives subsequent written notice from the Bank stating that the Default has been cured and/or the loan(s) has (have) been paid. The Bank agrees to give Borrower copies of the notices, but the Bank's failure to do so shall not affect its rights under this Agreement or any other Agreement with Borrower.

     The documents evidencing the Subordinated Indebtedness may not be modified, prepaid or accelerated without the prior written consent of the Bank.



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THE UNDERSIGNED AND THE BANK ACKNOWLEDGE THAT THE RIGHT TO TRIAL BY JURY IS A
CONSTITUTIONAL ONE, BUT THAT IT MAY BE WAIVED. EACH PARTY, AFTER CONSULTING (OR HAVING HAD THE OPPORTUNITY TO CONSULT) WITH


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COUNSEL OF THEIR CHOICE, KNOWINGLY AND VOLUNTARILY, AND FOR THEIR MUTUAL
BENEFIT, WAIVES ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS AGREEMENT.


IN WITNESS WHEREOF, Creditor has caused this Agreement to be executed as of February 7, 2001.


ASC INCORPORATED                              CREDITOR'S ADDRESS


BY:  /s/ David L. Treadwell                   One Sunroof Ctr
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   SIGNATURE OF                               STREET ADDRESS

ITS: Vice Chairman
    --------------------------------
    TITLE (if applicable)                     CITY            STATE          ZIP
                                              Southgate         MI.        48195





                            BORROWER'S ACKNOWLEDGMENT


JPE, Inc. ("Borrower") accepts notice of subordination created by this Agreement and agrees that it will take no action inconsistent with this Agreement and that, except with the prior written approval of Bank, no payment or distribution shall be made by Borrower on or with respect to the Subordinated Indebtedness, so long as this Agreement remains in effect. Borrower agrees that the Bank may, at its option, without notice and without limiting Bank's other rights, upon any breach by Creditor of, or purported termination by the Creditor of, this Agreement, declare all Senior Indebtedness to be immediately due and payable and/or terminate any commitments of Bank to Borrower.


JPE, INC.                                       BORROWER'S ADDRESS


BY: /s/ David L. Treadwell                      30400 Telegraph Road, Suite 101
   ------------------------------------         --------------------------------
    SIGNATURE OF                                STREET ADDRESS

ITS: Chairman & Chief Executive Officer           Bingham Farms, Michigan 48025
    -----------------------------------         --------------------------------
    TITLE (if applicable)                       CITY              STATE      ZIP

                                                Dated:  February 7, 2001











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